MFS(R) Variable Insurance Trust

                      MFS(R) Investors Growth Stock Series

                      Supplement to the Current Prospectus

Effective August 26, 2008, the sub-section entitled "Portfolio Manager(s)" under the main heading "IV-Management of the Fund" is hereby restated as follows, with respect to the Investors Growth Stock Series only:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager            Primary Role           Since   Title and Five Year History

Jeffrey C. Constantino       Portfolio Manager      2006     Investment officer of MFS; employed in the
                                                             investment area of MFS since 2000.

Maureen H. Pettirossi        Portfolio Manger       2005     Investment officer of MFS; employed in the
                                                             investment area of MFS since 2002.

                 The date of this Supplement is August 26, 2008.